Case Label #35683

FIRST FUNDS

Intermediate Bond Portfolio

SUPPLEMENT DATED JUNE 14, 2002
TO THE OCTOBER 29, 2001

PROSPECTUS

This supplement provides new information beyond that contained in the Prospectus, and should be read in conjunction with such Prospectus.

At the May 21, 2002, meeting of the Board of Trustees, the Trustees approved an increase in the maximum front-end sales load paid on Class II shares of the Intermediate Bond Portfolio (the "Portfolio"). This increase will be effective as of July 15, 2002 on all new purchases, including subsequent investments by existing shareholders.

The table entitled "Shareholder Fees" on page 3 of the Prospectus shall be deleted in its entirety and replaced with the following table:
Shareholder Fees (fees paid directly from your investment)	Class I	Class II	Class III
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None	3.50%	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	1.00%*

The example on page 3 of the Prospectus shall be deleted in its entirety and replaced with the following example:
Assuming Redemption at End of Period				Assuming No Redemption
	Class I	Class II	Class III	Class III
After 1 year	$82	$452	$289	$189
After 3 years	$255	$669	$585	$585
After 5 years	$444	$904	$1,005	$1,005
After 10 years	$989	$1,575	$2,177	$2,177

The table entitled "Total Sales Load for Class II Shares" on page 12 of the Prospectus shall be deleted in its entirety and replaced with the following table:
Total Sales Load for Class II Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV	Broker-dealer reallowance
Less than $100,000	3.50	3.63	3.25
$100,000 to $249,999	2.75	2.83	2.50
$250,000 to $499,999	2.00	2.04	1.75
$500,000 to $999,999	1.25	1.27	1.00
$1,000,000 and over	0.50	0.50	0.40

The second sentence of the second paragraph under the section entitled "Right of Accumulation" on page 13 of the Prospectus shall be deleted in its entirety and replaced with the following language:

If, for example, you beneficially own Class II shares of a First Funds Portfolio with an aggregate current value of $99,000 and you subsequently purchase shares of the Portfolio having a current value of $1,000, the load applicable to the subsequent purchase would be reduced to 2.75% of the offering price.

All other references to the front-end load paid on Class II shares of the Portfolio in the Prospectus shall be replaced with the information as set forth in the above table.